UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2020
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 2400, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CAI	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PA	New York Stock Exchange
8.50% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	CAI-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2020, CAI International, Inc. (the “Company”) and CAI Rail Inc., a wholly-owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Agreement”) with affiliates of Infinity Transportation (collectively, “Infinity Transportation”), pursuant to which the Company agreed to sell all of its remaining railcar fleet to Infinity Transportation for $228.7 million in cash (the “Transaction”).  Subject to customary closing conditions and covenants (including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976), the Transaction is expected to close on or before December 31, 2020.  The Agreement contains customary representations and warranties, covenants, and termination provisions, which are subject to various exceptions and qualifications.

The foregoing summary of the Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to and qualified in its entirety by the full text of the Agreement, which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 30, 2020, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1†	Purchase and Sale Agreement, dated November 25, 2020, among CAI Rail Inc., CAI International, Inc., Infinity Transportation 2020-1, LLC and Atlanta Asset Holdings, LLC.
99.1	Press Release issued by CAI International, Inc., dated November 30, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

†
Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: November 30, 2020	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Interim President and Chief Executive Officer